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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                  JULY 8, 1999
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                Date of Report (Date of earliest event reported)


                              HEALTHEON CORPORATION
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             (Exact name of registrant as specified in its charter)


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
            DELAWARE                         0-24975                             94-3236644
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(State or other jurisdiction of      (Commission File Number)       (I.R.S. Employer Identification No.)
         incorporation)
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                             4600 PATRICK HENRY ROAD
                          SANTA CLARA, CALIFORNIA 95054
          (Address of principal executive offices, including zip code)
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                                 (408) 876-5000
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              (Registrant's telephone number, including area code)


                                       N/A
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             (Former name or address, if changed since last report)

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     ITEM 5. OTHER EVENTS

     On June 30, 1999, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Greenberg News Networks, Inc., a Delaware corporation ("GNN"), WebMD, Inc., a Georgia corporation ("WebMD"), Healtheon/WebMD Corporation, a Delaware corporation ("Newco"), and GNN Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Newco. Pursuant to the Merger Agreement, the Registrant will enter into a strategic business combination with GNN (the "Merger"), conditioned upon and concurrent with the closing of Registrant's previously agreed to combination with WebMD. Under the terms of the Merger Agreement, each outstanding share of common stock of GNN will be converted into the right to receive that number of shares of common stock of Newco equal to the Newco Exchange Ratio, and each outstanding GNN option and warrant will be assumed by Newco. Newco will be the parent corporation of Registrant and WebMD upon the closing of Registrant's combination with WebMD. The "Newco Exchange Ratio" for purposes of the Merger Agreement means 2,621,676 divided by the sum of (i) the total number of shares of GNN common stock outstanding as of the closing of the Merger plus (ii) the total number of shares of GNN common stock issuable upon the exercise of GNN options and warrants outstanding as of the closing of the Merger as determined in accordance with the Treasury Method. The Newco Exchange Ratio is subject to minor downward adjustments as provided for in the Merger Agreement.

     The closing of the Merger is subject to a number of conditions, including
(a) approval by the stockholders of GNN and (b) the expiration or early termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1.

     The information that is set forth in the Registrant's Press Release dated July 1, 1999 is incorporated herein by reference.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The following exhibits are filed herewith:

          2.1 Agreement and Plan of Merger dated June 30, 1999 by and among Healtheon Corporation, Healtheon/WebMD Corporation, WebMD, Inc., GNN Merger Corp. and Greenberg News Networks, Inc.*

          99.1 Text of Press Release, dated July 1, 1999, titled "Healtheon Corporation and WebMD, Inc. Announce that Healtheon/WebMD will Acquire Medcast Networks"

     * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       HEALTHEON CORPORATION



Dated: July 8, 1999                    By /s/ JACK DENNISON
                                          --------------------------------------
                                          Jack Dennison, Vice President and
                                          General Counsel


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                                  EXHIBIT INDEX

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
2.1 Agreement and Plan of Merger dated June 30, 1999 by and among Healtheon Corporation, Healtheon/WebMD Corporation, WebMD, Inc., GNN Merger Corp. And Greenberg News Networks, Inc.*

99.1 Text of Press Release, dated July 1, 1999, titled "Healtheon Corporation and WebMD, Inc. Announce that Healtheon/WebMD will Acquire Medcast Networks"
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